Report of Votes of Stockholders

The Annual Meeting of Stockholders was held on September 29, 2021. Stockholders voted to elect four Class I Directors to serve until the Annual Meeting of Stockholders in 2024, or until their successors are elected and qualified. The Class II Directors (which include Michael J. Cosgrove, Deborah C. McLean and George W. Morriss) and the Class III Directors (which include Joseph V. Amato, Martha C. Goss and James G. Stavridis) continue to hold office until the Annual Meeting of Stockholders in 2022 and 2023, respectively, or until their successors are elected and qualified.

To elect four Class I Directors to serve until the Annual Meeting of Stockholders in 2024 or until their successors are elected and qualified.

Shares of Common Stock	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Marc Gary	34,914,947	1,482,127	—	—
Michael M. Knetter	34,880,731	1,516,343	—	—
Tom D. Seip	34,876,104	1,520,970	—	—
Peter P. Trapp	34,904,798	1,492,276	—	—